Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan 100% U.S. Treasury Securities Money Market ETF, JPMorgan Active Bond ETF, JPMorgan Active High Yield ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF, JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF, JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Flexible Debt ETF, JPMorgan High Yield Municipal ETF, JPMorgan Income ETF, JPMorgan Inflation Managed Bond ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Limited Duration Bond ETF, JPMorgan Mortgage-Backed Securities ETF, JPMorgan Municipal ETF, JPMorgan Realty Income ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan Sustainable Municipal Income ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), each a series of the J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Matthew J. Kamburowski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Matthew J. Kamburowski
Matthew J. Kamburowski
President and Principal Executive Officer

May 7, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan 100% U.S. Treasury Securities Money Market ETF, JPMorgan Active Bond ETF, JPMorgan Active High Yield ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF, JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF, JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Flexible Debt ETF, JPMorgan High Yield Municipal ETF, JPMorgan Income ETF, JPMorgan Inflation Managed Bond ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Limited Duration Bond ETF, JPMorgan Mortgage-Backed Securities ETF, JPMorgan Municipal ETF, JPMorgan Realty Income ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan Sustainable Municipal Income ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), each a series of the J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Timothy J. Clemens, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

May 7, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.